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                                                                  EXHIBIT 10.24A

                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This Amendment (the "Amendment") is made and entered into as of February 4, 1999, by and among American Tower Corporation, a Delaware corporation (formerly American Tower Systems Corporation, "ATC"), and the undersigned Stockholders (as defined in the Registration Rights Agreement (the "Original Agreement") made and entered into as of January 22, 1998, by and among ATC and the Stockholders parties thereto.

     WHEREAS, ATC and the Stockholders parties thereto have heretofore executed the Original Agreement; and

     WHEREAS, ATC proposes to enter into a registration rights agreement with Credit Suisse First Boston Corporation ("CSFB") substantially similar in terms and conditions to the Original Agreement (the "CSFB Agreement"); and

     WHEREAS, pursuant to the terms and condition of the Original Agreement the Stockholders would have the right, pursuant to the provisions of Section 1(a) of the Original Agreement, to require that their Registrable Securities (as defined in the Original Agreement") be registered pursuant to any registration statement filed pursuant to the provisions of the CSFB Agreement; and

     WHEREAS, the Stockholders were recently afforded the opportunity to have their Registrable Securities registered on another registration statement filed by ATC under the Securities Act of 1933, as amended; and

     WHEREAS, ATC desires that the Original Agreement be amended so that the rights of registration of the Stockholders will not apply to registration statements filed pursuant to the provisions of the CSFB Agreement;

     NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     Section 1.  Amendment of Section 1(a) of the Original Agreement.  A new
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paragraph shall be added at the end of Section 1(a) of the Original Agreement reading in its entirety as follows:

          Anything in this Section 1(a) to the contrary notwithstanding, the provisions of this Section 1(a) shall not apply to any registration statement filed by ATC under the Securities Act pursuant to the provisions of the CSFB Agreement.

     Section 2.  Other Amendments.  Section 11 of the Original Agreement shall
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be amended to add the following definition in its appropriate alphabetical order:

          "CSFB AGREEMENT" shall mean the registration rights agreement, dated as of February 4, 1999, by and between ATC and Credit Suisse First Boston, as from time to time amended in accordance with its terms.

     Section 3.  Restatement of Original Agreement.  The Original Agreement is
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hereby amended and restated in its entirety to (a) reflect the amendments set forth in this Amendment and (b) reflect the name
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change of American Tower Systems Corporation to American Tower Corporation and
to change all references to the defined term "ATS" to "ATC".

     Section 4.  Miscellaneous.
                 -------------

          (a) Except as modified hereby the provisions of the Original Agreement shall remain in fully force and effect.

          (b) The provisions of Section 12 are incorporated herein with the same force and effect as though set forth herein in their entirety.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of February 4, 1999.

                    American Tower Corporation


                    By:__________________________________
                       Name:  Steven B. Dodge
                       Title: Chairman of the Board and Chief Executive Officer

                    ______________________________________
                    Steven B. Dodge

                    Chase Equity Associates, L.P.
                    By Chase Capital Partners, General Partner


                    By:______________________________________
                       Name:
                       Title:

                    _________________________________________
                               J. Michael Gearon, Jr.

                    The 1997 Gearon Family Trust


                    _________________________________________
                    By: J.  Michael Gearon, Sr., Trustee


                    Chase Manhattan Capital Corporation

                    By:______________________________________
                       Name:
                       Title:

                    _________________________________________
                    Norman A. Bikales

                    _________________________________________
                    Joseph L. Winn

                    _________________________________________
                    Alan L. Box